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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 10, 2006

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                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------

             (Exact Name of Registrant as Specified in its Charter)

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         DELAWARE                File No. 1-8989            13-3286161
      (State or Other       (Commission File Number)       (IRS Employer
       Jurisdiction                                     Identification Number)
     of Incorporation)

                  383 Madison Avenue, New York, New York 10179
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 272-2000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.    Other Events

      On October 10, 2006, The Bear Stearns Companies Inc. (the "Company") issued a press release announcing that the Company has entered into an agreement to acquire ECC Capital Corporation's mortgage banking platform. A copy of the Company's press release is attached as Exhibit 99.1 and shall not be deemed to be "filed" for purposes of Section 18 Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.   Description
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99.1          Press Release dated October 10, 2006 issued jointly by The Bear
              Stearns Companies Inc. and ECC Capital Corporation

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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE BEAR STEARNS COMPANIES INC.


                                   By:   /s/ Jeffrey M. Farber
                                      --------------------------------
                                      Name:  Jeffrey M. Farber
                                      Title: Controller
                                             (Principal Accounting Office)

Dated: October 11, 2006